Income Taxes Expenses	12 Months Ended
Dec. 31, 2020
Text Block [Abstract]
Income Taxes Expenses
24	Income taxes expenses
As an entity headquartered in the Cayman Islands, the Company is subject to a neutral tax regime. However, the Group’s subsidiaries headquartered in Brazil, Colombia, Chile, United Kingdom, United States of America and Hong Kong are subject to income taxes as set out by local tax laws.

Reconciliation of income tax	2020	2019	2018
	64,976	64,451	46,456

Bermuda (2018/2019/2020)/Cayman Islands (2020) statutory income tax	—	—	—
Impact of difference in tax rates of foreign subsidiaries	(2,749)	(3,195)	(1,564)
Nondeductible expenses	(386)	(318)	(428)
Total income taxes	(3,136)	(3,513)	(1,992)

Current	(891)	(3,783)	(1,210)
Deferred	(2,245)	270	(782)
Effective tax rate	4.8%	5.5%	4.3%